united states

securities and exchange commission

 Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GREAT SOUTHERN BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Step 1: Go to www.envisionreports.com/GSBC. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/GSBC Online Go to www.envisionreports.com/GSBC or scan the QR code — login details are located in the shaded bar below. The Sample Company Great Southern Bancorp, Inc. Annual Stockholders' Meeting 03DH5C + + Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 12, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Stockholders’ Meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail. We encourage you to access and review the proxy materials before voting. The proxy statement and annual report to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 30, 2021, to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences for the upcoming meeting and future meetings: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/GSBC. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Great Southern Bancorp” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or email copy of the meeting materials. To facilitate timely delivery, all requests for a paper or email copy of proxy materials must be received by April 30, 2021. Great Southern Bancorp, Inc.'s Annual Meeting of Stockholders will be held on May 12, 2021, at 10:00 a.m. Central Time. Due to the impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of the Company’s stockholders, directors, employees and others, the Annual Meeting will be a virtual meeting over the internet and will not held at a physical location. Stockholders will be able to attend the Annual Meeting via a live webcast at www.meetingcenter.io/299076689. The password for this meeting is GSBC2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1; and FOR Proposals 2 and 3: 1. Election of Three Directors, each for a three-year term: 01 - Thomas J. Carlson 02 - Debra Mallonee Shantz Hart 03 - Joseph W. Turner 2. The advisory (non-binding) vote on executive compensation. 3. The ratification of the appointment of BKD, LLP as Great Southern Bancorp, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2021. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper or email copy of the proxy materials to receive a proxy card. Annual Stockholders' Meeting Notice